Exhibit 10.33
Supply Agreement

This SUPPLY AGREEMENT (the “Agreement”) is made as of February 22, 2012.

BETWEEN:

a)	DOMTAR PAPER COMPANY, LLC, a Delaware limited liability company with its offices at 100 Kingsley Drive, Fort Mill, South Carolina (“Domtar Paper Company”);

b)	DOMTAR A.W. LLC, a Delaware limited liability company with its operational offices at 100 Kingsley Drive, Fort Mill, South Carolina (“Domtar A.W.”);

AND:

c)	APPLETON PAPERS INC., a Delaware corporation with business offices at 825 E. Wisconsin Avenue, P.O. Box 359, Appleton, WI 54912-0359 (“APPLETON”).

WHEREAS:

a)	SUPPLIER (as defined below) is involved in the marketing and service of Basepaper (as defined below) products for use in the paper industry.

b)	APPLETON is involved in the manufacture and sale of certain papers that require Basepaper products for its coating process.

c)	This Agreement sets out the terms on which APPLETON and SUPPLIER shall work together to facilitate the supply of the Products (as defined below) by SUPPLIER to APPLETON.

d)	SUPPLIER shall undertake a substantial investment in its own business to facilitate the supply of Products to APPLETON.

e)	APPLETON shall rely solely on SUPPLIER as APPLETON’s exclusive supplier of the thermal and carbonless Basepaper used by APPLETON in the manufacturing of APPLETON End Products (as defined below).

f)
SUPPLIER and APPLETON undertake to make every effort to implement this Agreement in a climate of confidence and mutual cooperation for the purpose of continuously improving the business relationship between their respective entities.

g)	The parties shall work together pursuant to this Agreement to develop new products, relying on their collective experience, product development experience, know-how, etc.

h)	SUPPLIER and APPLETON wish to enter into this Agreement, which will afford both SUPPLIER and APPLETON the benefits of a strategic relationship.

1.0	Definitions.

Terms used herein with initial capital letters shall have the respective meanings set forth in this Article 1.0. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.

Affiliate. The term “Affiliate” shall mean, with respect to an entity, any entity that Controls, is Controlled by, or is under common Control with, that entity (where “Control” including its correlative meanings and the related noun and verb forms “Controlling,” “Controlled by,” and “under common Control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or by trust, management agreement, contract or otherwise).

Agreement. The term “Agreement” shall have the meaning set forth in the recitals.

Appleton. The term “APPLETON” shall have the meaning set forth in the recitals and shall include any current or future Affiliates that manufacture the Products or Appleton End Products.

Appleton End Products. The term “APPLETON End Products” shall have the meaning set forth in Article 4.0.

Appleton Facilities. The term “APPLETON Facilities” and “APPLETON Facility” shall have the respective meanings set forth in Article 4.0.

Basepaper. The Term “Basepaper” shall mean a paper that is made from bleached wood free fiber that is used to make the Products.

Claimant. The term “Claimant” shall have the meaning set forth in Article 14.0.

Claims. The term “Claims” shall have the meaning set forth in Article 14.0.

Confidential Information. The term “Confidential Information” shall have the meaning set forth in Article 16.0.

EEO Policies. The term “EEO Policies” shall have the meaning set forth in Section 25.12.

Effective Date. The term “Effective Date” shall have the meaning set forth in Article 24.0.

Existing Supply Agreement. The term “Existing Supply Agreement” shall mean that certain supply agreement dated January 1, 2010 by and between APPLETON and the SUPPLIER’s Affiliate, Domtar Industries Inc.

Extraordinary Market Conditions. The term “Extraordinary Market Conditions” shall mean a documented overall annual market decline as supported by reasonable market analysis which may include third party data, if available, in North America (United States and Canada) from one year to the next of not less than: (i) with respect to the carbonless sheets market, [****] percent ([****]%); (ii) with respect to the carbonless rolls market, [****] percent ([****]%); (iii) with respect to the thermal point-of-sale market, [****] percent ([****]%); or (iv) with respect to the thermal tag, label, lottery and ticket market, [****] percent ([****]%). APPLETON will provide SUPPLIER with documentation to support overall annual market decline. In the event SUPPLIER, acting reasonably, does not accept such documentation as  support for an Extraordinary Market Condition, the parties agree to use best commercially reasonable efforts to commission a third party to prepare and provide documentation of current overall market conditions for the affected market.

Force Majeure Event. The term “Force Majeure Event” shall have the meaning set forth in Section 15.0(a).

[****] Paper Machine. The term “[****] Paper Machine” shall mean the [****] paper machine located in [****].

Implementation Phase. The term “Implementation Phase” shall mean the [****] following the Effective Date.

Indemnifying Party. The term “Indemnifying Party” shall have the meaning set forth in Article 14.0.

Initial Term. The term “Initial Term” shall have the meaning set forth in Article 2.0.

Intellectual Property Rights. The term “Intellectual Property Rights” shall have the meaning set forth in Section 9.0(b)(i).

[****]. The term “[****]” shall mean the mill operated by [****].

[****]. The term “[****]” shall mean the mill operated by [****].

New or Significantly Improved Base Paper. The term “New or Significantly Improved Base Paper” shall mean: (i) a product not currently produced by SUPPLIER and not currently sold to APPLETON, and that is not included on Exhibit A; or (ii) a product change that takes one or more specification targets outside of the current specification range for the Products. For example:  if the basis weight range is [****]%, and if SUPPLIER is requested to produce a product for the same application that is [****]% lighter in basis weight, then such a change would be considered as significant.

Products. The term “Products” shall mean the thermal and carbonless Basepaper products [****] or produced by APPLETON at its facility in West Carrollton, Ohio and used by Appleton in the manufacturing of APPLETON End Products produced at [****] and as set forth in Exhibit A-4 and meeting APPLETON’s specifications as set forth in Exhibit B or substantially similar specifications.

Profit. The term “Profit” shall mean, with respect to a line of APPLETON End Products as set forth in Exhibit C, [****].

Rebate. The term “Rebate” shall mean a rebate of $[****] per ton for each of the first [****] tons of Product purchased by APPLETON under this Agreement and as further set forth under Section 5.0(e).

Relevant Asset. The term “Relevant Asset” shall mean, except as otherwise agreed by the parties in writing, each of:  [****].

Renewal Term. The term “Renewal Term” shall have the meaning set forth in Article 2.0.

ROFO Notice. The term “ROFO Notice” shall have the meaning set forth in Section 22.0(b)(1).

Safety Policies. The term “Safety Policies” shall have the meaning set forth in Article 12.0.

Services. The term “Services” shall have the meaning set forth in Article 7.0.

Side Agreement. The term “Side Agreement” shall mean that certain Side Agreement, dated December 16, 2009, by and between Appleton and the SUPPLIER’s Affiliate, Domtar Industries Inc.

Supplier. The term “SUPPLIER” shall collectively refer to Domtar Paper Company, LLC and Domtar A.W. LLC.

Volume Commitment Amount Obligation. The term “Volume Commitment Amount Obligation” shall mean [****] tons of Products.

Volume Commitment Period. The term “Volume Commitment Period” shall mean the period of time commencing on [****] and ending [****] months thereafter.

Volume Commitment Period Amount Purchased. The “Volume Commitment Period Amount Purchased” shall mean the total aggregate volume of Products purchased by APPLETON from SUPPLIER during the Volume Commitment Period.

2.0	Term.

This Agreement shall commence on the Effective Date, and shall continue for a period of fifteen (15) years thereafter (the “Initial Term”). This Agreement cannot be terminated prior to the expiration of the Initial Term, except as provided by Articles 17.0 and 19.0. Following the Initial Term, this Agreement shall renew automatically for additional, successive five (5) year terms (each, a “Renewal Term”), unless either party gives to the other party written notice of non-renewal at least [****] prior to the expiration of the Initial Term or then-current Renewal Term, as applicable.

Upon the Effective Date, the Existing Supply Agreement shall be deemed terminated with immediate effect and neither party shall have any further liability to the other party relating thereto except for any outstanding purchase orders or balances due thereunder.

3.0	Exclusive Supply Arrangement and Other Supply Provisions.

a)
Except as otherwise expressly set forth in this Agreement, SUPPLIER shall have the exclusive right to supply the Products to APPLETON and APPLETON agrees to purchase exclusively the Products from SUPPLIER. APPLETON shall not (i) purchase from any person or entity other than SUPPLIER; or (ii) manufacture for itself, in each case of (i)-(ii), the Products. Notwithstanding the foregoing, APPLETON shall not be required to purchase the Products exclusively from SUPPLIER in the case of an APPLETON customer specifying a product other than the Products for use in APPLETON’s coated paper products, if such product is provided by the customer. If an APPLETON customer specifies a product other than the Products, and such product is not provided by the customer, APPLETON shall recommend to such customer that SUPPLIER be given the opportunity to review the customer requirements and provide a quote for the manufacture and sale of such specified product. If customer does not agree with such recommendation, or if SUPPLIER is unwilling or unable, within a reasonable period of time, to meet such customer specifications and provide a competitive quote, APPLETON shall be entitled to purchase such product from a third party; provided, however, that any such purchases shall not exceed by more than [****] percent APPLETON’s total Basepaper requirements in any [****] period unless otherwise agreed by the parties, acting reasonably and in good faith, and in consideration of any potential new business for APPLETON and impacts, if any, on this Agreement.

The parties acknowledge and agree that APPLETON is making significant and long-term commitments of time, know how, funding, and other resources to its performance of this Agreement and that such commitments will help make possible substantial cost-savings and other efficiencies in manufacturing of Products by SUPPLIER.  During the term of this Agreement, SUPPLIER will not sell to any third party that is not a customer as of the Effective Date of SUPPLIER or any of its Affiliates, any product that is substantially similar to any of the Products at a price more advantageous than the price then-currently offered by SUPPLIER to APPLETON for such substantially similar Product (“more advantageous than”  being defined for these purposes, with respect to a Product, as a price [****].

If APPLETON is unable to sell a line of APPLETON End Products at a Profit for a period of not less than [****] days, APPLETON and SUPPLIER agree to discuss opportunities for reducing pricing for the affected Products. APPLETON End Products lines are as set forth in Exhibit C. If SUPPLIER is unwilling or unable to reduce pricing for the affected Products, APPLETON shall be entitled to purchase the affected Products from a third party [****].

b)
In the event that APPLETON develops a thermal or carbonless product that is coated at the West Carrollton, Ohio mill or Appleton, Wisconsin plant and such product requires New or Significantly Improved Base Paper, APPLETON shall work with SUPPLIER in good faith to develop such New or Significantly Improved Base Paper. If SUPPLIER is unable, within a reasonable period of time (but in no event within less than [****] days unless an earlier time is reasonably required by an APPLETON customer) to meet APPLETON’s pricing, specification or delivery requirements with respect to such New or Significantly Improved Base Paper, APPLETON may work with third parties to develop such New or Significantly Improved Base Paper. SUPPLER shall utilize a pricing methodology for such New or Significantly Improved Base Paper that is similar to the pricing methodology with respect to the Products pursuant to this Agreement (such pricing methodology includes market considerations). In the event that any New or Significantly Improved Base Paper is developed by SUPPLIER with, or at the request of, APPLETON, such New or Significantly Improved Base Paper shall be deemed to be a Product; provided, however, that SUPPLIER sell such New or Significantly Improved Base Paper exclusively to APPLETON.

c)	APPLETON will engage SUPPLIER at the initial stages of new product development that will rely on any of the Products.

d)
SUPPLIER agrees to make a commercially reasonable effort to make resources available to support APPLETON in new product development that will increase the success of these efforts and shorten the concept-to-production time. Such effort shall be no less than efforts exhibited by SUPPLIER as of the Effective Date.

e)
SUPPLIER and APPLETON shall review FSC credit availability no less than annually. SUPPLIER shall supply to APPLETON, as the preferred customer and at no charge, FSC credits to the extent available at the corresponding SUPPLIER mill manufacturing the Products and in an amount [****].

f)
Qualifications for the [****] Products will be commenced as of the Effective Date and the parties will use commercially reasonable efforts to complete such qualifications by no later than [****]. Upon completion of the qualifications, the baseline pricing for such Products shall be mutually agreed by the parties to include all input costs resulting from changes in Product specification requirements.

g)
Products shall be considered as being qualified when Product trials have been successfully completed, APPLETON has approved the Product, and the parties have agreed to the specifications utilized in the successful trials and which are set forth in Exhibit B.  Neither party will unreasonably withhold, delay or condition agreement on the specifications.

h)
For a period of [****] after the Effective Date, APPLETON shall not sell any paper manufacturing machine located at the West Carrollton, OH Facility to any third party for use by any third party in producing (i) uncoated freesheet paper; or (ii) thermal and security base papers, food packaging, medical packaging or industrial or release papers. After such [****] period, if APPLETON sells such assets to any third party for use by any third party in producing (i) uncoated freesheet paper; or (ii) thermal and security base papers, food packaging, medical packaging or industrial or release papers, then SUPPLIER shall have the right to immediately terminate this Agreement and, upon any such termination, SUPPLIER shall be entitled to [****] as liquidated damages and not as a penalty.

4.0	Products, Lead-times, Minimum Run Lengths, Volume Commitment, Forecasts.

Subject to, and in accordance with, the terms and conditions contained in this Agreement, SUPPLIER shall sell to APPLETON, and deliver to and service (pursuant to Article 5.0) at the APPLETON facilities listed in Exhibit A-4 (each individually, an “APPLETON Facility,” and collectively, the “APPLETON Facilities”), the Products; APPLETON shall use such Products in connection with the manufacturing of coated paper products produced in the APPLETON Facilities (the “APPLETON End Products”).

a)	Lead-Times.Lead-times for the Products are set forth in Exhibit A-1.

b)
Run Lengths.Minimum run lengths will be mutually agreed upon by the parties and are set forth in Exhibit A-2. Both parties recognize the importance of reducing waste and thus each party will make all reasonable efforts to reduce or eliminate minimum order requirements.

c)
Purchase Orders.During the term of this Agreement, APPLETON will supply to SUPPLIER written purchase orders or releases against blanket purchase orders (each, hereinafter referred to as a “purchase order”) for Products, in advance of the applicable lead-times. Once APPLETON has submitted to SUPPLIER a purchase order, and such purchase order is accepted by SUPPLIER, such purchase order is non-cancellable and constitutes a binding commitment on APPLETON to purchase all quantity of the Products specified in the purchase order, except as otherwise agreed by the parties.

This Agreement does not require APPLETON to purchase a particular mix or volume of Products from SUPPLIER, except as expressly provided elsewhere herein.

This Agreement shall apply to every purchase order for Products issued to SUPPLIER by APPLETON. All such purchase orders shall be deemed to incorporate by reference all of the terms and conditions of this Agreement. Should the terms of any purchase order, order acknowledgment or any other documentation from APPLETON or SUPPLIER conflict with the terms of this Agreement or contain additional terms not provided herein (other than to specify the quantity of Products and the place of delivery), the terms of this Agreement shall govern unless the parties expressly agree in a formal amendment to this Agreement (signed by an authorized representative of both parties) to the contrary.

d)	(1)
Failure to Supply.In the event SUPPLIER fails to:  (i) supply the Products to APPLETON in accordance with this Agreement, whether by fulfillment of a purchase order or through the SUPPLIER managed inventory program; or (ii) outsource such Products to supply APPLETON under the same terms and conditions in this Agreement, SUPPLIER shall pay to APPLETON  an amount per ton for each ton of shortfall equal to [****] with respect to any such failure by SUPPLIER to supply the Products. SUPPLIER shall use best commercially reasonable efforts to supply or outsource the Products.

For purposes of Sections 4.0(d)(1) and 4.0(d)(2), [****] shall be defined as [****]. Any calculation of [****] will be based on [****].

Notwithstanding the foregoing, APPLETON shall not be entitled to [****] for SUPPLIER’s failure to supply any Product that has not been qualified.

Unless the parties have otherwise agreed in writing to anticipated increases in Product volumes to be ordered by APPLETON, SUPPLIER shall agree to supply Product volumes to meet APPLETON’s annual forecast to the extent such forecast does not exceed [****] ([****]%) of the volume in the immediately preceding calendar year, plus an additional [****] percent ([****]%) of the forecast of the volume for any individual quarter; provided such additional [****] ([****]%) percent of the forecasted volume shall be reasonably distributed throughout any such individual quarter. APPLETON shall not be entitled to any [****] to the extent SUPPLIER fails to supply Products that exceed this supply commitment. For illustrative purposes, below is set forth an example of the mathematical calculation of how the [****] are to be calculated:

[****]
[****]
[****]

[****]
[****]
[****]

[****]

[****]
[****]

SUPPLIER shall use commercially reasonable efforts to provide Products to APPLETON above the supply commitment; however, under no circumstances shall such efforts increase SUPPLIER’s liability for failure to supply Products beyond the supply commitment expressly set forth above.

(2)
Failure to Purchase After the expiration of the Volume Commitment Period, APPLETON will continue to provide an annual forecast by [****] for the following year. This annual forecast will be provided in [****]. When provided, the [****] will be a firm volume commitment with a [****]% allowable range. By [****] of the current year, APPLETON will have the opportunity to adjust the [****] forecast by [****]% and this forecast shall become a firm volume commitment for the [****] with an additional [****]% range. This process, defined as the “[****] Volume Commitment” will remain in place for the remaining duration of the Agreement and any extensions. APPLETON will pay to SUPPLIER an amount per ton for each ton of shortfall equal to [****] for any volume shortfall below the [****] Volume Commitment, which [****] shall be SUPPLIER’s sole and exclusive remedy with respect to any such failure by APPLETON to supply the Products.

(3)
Payment of [****]. A party owing [****] pursuant to this Section 4.0 shall make any such payment within [****] days of the end of the calendar quarter in which the failure to supply or purchase, as applicable, occurred, at the other party’s option, either by wire transfer, check or by the other party reducing its amounts payable to the other party (or receiving an invoice credit from the other party).

e)
Forecasting. On the [****], APPLETON will provide to SUPPLIER a [****] rolling forecast of its possible future purchases of Products from SUPPLIER. By [****] of each year APPLETON will provide a revised annual forecast to SUPPLIER that will define the volume and mix forecast for the following calendar year that shall replace APPLETON’s previous calendar year’s forecast. APPLETON shall provide all forecasts to SUPPLIER through SUPPLIER’s managed inventory system.

f)
Volume Commitment. During the Volume Commitment Period, APPLETON shall purchase from SUPPLIER a total aggregate volume of Products of not less than the Volume Commitment Amount Obligation. In the event that the Volume Commitment Period Amount Purchased is less than the Volume Commitment Amount Obligation, SUPPLIER may adjust its prices under this Agreement for any or all Products based on [****].

g)	Adjustment of the Volume Commitment Amount Obligation and/or [****] Volume Commitment. In the event:

(1) SUPPLIER is unable to qualify an individual Product, the Volume Commitment Amount Obligation shall be reduced by [****] ([****]%) percent of the affected volume that was forecasted as of the Effective Date and set forth in Exhibit A-1, or the [****] Volume Commitment shall be reduced by [****] percent ([****]%) of the affected volume, as the case may be;

(2) SUPPLIER’s qualification of an individual Product is delayed, APPLETON’s purchase requirement with respect to the Volume Commitment Amount Obligation or the [****] Volume Commitment, as the case may be, for the affected volume shall be extended for a reasonable period of time to be agreed by the parties;

(3) SUPPLIER closes or shuts down a Relevant Asset and, as a result, is unable to supply Products to APPLETON, the Volume Commitment Amount Obligation or the [****] Volume Commitment, as the case may be, shall be reduced by the affected volume;

(4) APPLETON is unable to sell a line of APPLETON End Products at a Profit for a period of not less than [****] ([****]) days, the Volume Commitment Amount Obligation or the [****] Volume Commitment, as the case may be, shall be reduced by the affected volume and/or APPLETON’s purchase obligation with respect to the Volume Commitment Amount Obligation or the [****] Volume Commitment, as the case may be, for the affected volume shall be extended for a reasonable period of time to be agreed by the parties. APPLETON End Products lines are as set forth in Exhibit C; and

(5) Extraordinary Market Conditions result in a decline in the overall North American (United States and Canadian) market and thus a decline in demand for APPLETON End Products, the Volume Commitment Amount Obligation or the [****] Volume Commitment, as the case may be, shall be reduced by the affected volume and/or APPLETON’s purchase obligation with respect to the Volume Commitment Amount Obligation or the [****] Volume Commitment, as the case may be, for the affected volume shall be extended for a reasonable period of time to be agreed by the parties.

h)
Inspection.APPLETON may inspect and/or test Products (including materials and methods used in the manufacture of Products) at any time during business hours, with reasonable prior notice and subject in all events to SUPPLIER’s reasonable security and privacy guidelines and processes that are provided to APPLETON in writing, and SUPPLIER will, at no charge, make its premises available for this purpose and provide any necessary assistance to make the procedures safe and convenient for APPLETON. Inspections and/or tests by APPLETON will NOT relieve SUPPLIER of its obligation to inspect and test the Products. APPLETON shall use commercially reasonable efforts to minimize the disruption to SUPPLIER’s business with respect to any such inspection or test.

i)
Audit. Each party shall have the right to audit the other party to ensure compliance with this Agreement. The auditing party shall provide reasonable prior notice, and such audit is subject to reasonable security and privacy guidelines and processes of the audited party. The cost of any such audit shall be borne by the auditing party. The auditing party shall use commercially reasonable efforts to minimize the disruption to the other party’s business with respect to any such audit.

5.0	Price and Delivery.

a)
Pricing. Subject to the other terms of this Article 5.0, the prices to be paid by APPLETON for the Products purchased under this Agreement shall be the prices set forth in Exhibit A-2. SUPPLIER shall use best commercially reasonable efforts to meet APPLETON’s delivery and inventory requirements as set forth in APPLETON’s purchase order or SUPPLIER’s managed inventory system, as the case may be. Deliveries of the Product shall be made in quantities in accordance with APPLETON’s delivery requirements as set forth in the applicable purchase order. The prices set forth in Exhibit A-2 include all necessary packaging. Freight terms with respect to Products shall be [****]. Title to, and risk of loss with respect to, the Products shall pass to APPLETON [****]. Except as otherwise modified in accordance with this Agreement, the prices and mechanism codified in Exhibit A are complete and firm; no additional charges, surcharges or other assessments of any type, including taxes, duties, or import fees, material, energy, or transportation surcharges or premiums will be added without APPLETON’s express written consent; provided, however, that in no event shall SUPPLIER be responsible for any taxes on APPLETON’s income.

b)
Price Adjustments. SUPPLIER shall, on a [****], increase or decrease the prices for each of the Products set forth in Exhibit A-2 based on [****] (the “Cost Index Mechanism”); provided, however, [****] shall be subject to adjustment on a [****] basis. [****].  SUPPLIER shall provide documentation to APPLETON [****] for review of such prices under the Cost Index Mechanism, and the parties shall update Exhibit A-2 to reflect such price adjustments, if any. Additionally, in [****] of each year, the parties shall discuss and review the costs for each of the Products set forth in Exhibit A with reference to any changes in [****] to such Products, including [****] not captured by the Cost Index Mechanism. Following such discussions and review, the parties agree that such prices may be negotiated by the parties and such price adjustment shall take effect on [****] of the following calendar year. The maximum increase or decrease shall be limited to:  (i) [****] per ton for any increase/decrease to take effect on [****]; and (ii) [****] per ton for any increase/decrease to take effect on [****]. For the avoidance of doubt, the [****] per ton adjustment shall not in any way be a limitation to the [****] pursuant to the Cost Index Mechanism or vice versa. The Cost Index Mechanism is attached hereto as Exhibit A-3.

c)
Product Improvements. The parties agree to use best commercially reasonable efforts to identify and implement enhancements to Products that would result in increased efficiencies and lower raw material and other input costs.

d)
New Products. Any new products added to Exhibit A following the Effective Date shall be subject to the pricing framework set forth in this Article 5.0, consistent with the baseline pricing logic set forth at Exhibit A.

e)
Rebate. SUPPLIER shall provide a Rebate to APPLETON of $[****] per ton for each of the first [****] tons of Product purchased under this Agreement. The Rebate shall be accrued on a per ton basis during the first [****] days from the Effective Date and paid to APPLETON at the end of such [****] day period through the issuance of a credit note. Thereafter, the Rebate shall be paid to APPLETON on a [****] basis through the issuance of a credit note that will be applied against any outstanding balance for purchases of the Products made by APPLETON. APPLETON shall not be entitled to any Rebate for any tons of Products purchased thereafter that are in excess of [****] tons. SUPPLIER shall have the right to audit the Rebate in accordance with Section 4.0(i).

6.0	Competitiveness and Favorable Pricing.

a)	Most Favored Customer. SUPPLIER agrees to be competitive in terms of delivery, quality and service. SUPPLIER further agrees to sell the Products to APPLETON [****].

b)	Competitive Offers.

(1) Relevant Assets [****]. Following the [****] year after the Effective Date, in the event APPLETON receives a competitive offer for the sale of products (i) meeting the specifications of any Product manufactured at or using, as applicable, any Relevant Asset [****] (such specifications having been provided to SUPPLIER by APPLETON and in place at the time of the competitive offer) and (ii) having comparable services to such Product, including delivery times, which offer is (x) less than the net price charged to APPLETON by SUPPLER for such Product, (y) for not less than [****] percent ([****]%) of the volume of such Products and (z) for a term of not less than [****], then SUPPLIER may [****], the parties shall implement a reasonable process and timeline for winding down production in the event of such a reduction; provided, however, that the parties shall agree to a reasonable price adjustment on all other Products such that SUPPLIER may, with respect to its sale of such other Products to APPLETON, achieve [****].

(2) [****]. Following the [****] year after the Effective Date, in the event APPLETON receives a competitive offer for the sale of products (i) meeting the specifications of any Product manufactured at the [****] (such specifications having been provided to SUPPLIER by APPLETON and in place at the time of the competitive offer) and (ii) having comparable services to such Product, including delivery times, which offer is (x) less than the net price for such Product, (y) for not less than [****] percent ([****]%) of the volume of such Products and (z) for a term of not less than [****], then SUPPLIER may [****], the parties shall implement a reasonable process and timeline for winding down production in the event of such a reduction.

(3) Reduction of Supply Obligations. In the event that [****] with respect to any Product pursuant to this Section 6.0(b), following APPLETON’s trialing and qualification of third party product, SUPPLIER’s obligation to supply such Product shall be reduced by the same amount.

c)
Productivity Gains. Following (i) the Implementation Phase and (ii) SUPPLIER fully recouping the portion of [****], the parties shall [****] in any productivity gains by SUPPLIER at the Relevant Assets. The parties shall discuss and agree to [****]. The pricing set forth in Exhibit A-2 [****].

Productivity will be defined to mean [****]. A baseline will be established for each grade and basis weight.

[****]

During the first [****] months from the Effective Date of this Agreement SUPPLIER will establish the baseline [****], subject to reasonable review and approval by APPLETON. In the [****] SUPPLIER will calculate the [****].

      The parties will discuss and agree on productivity gain sharing based on [****].

7.0	Services.

SUPPLIER shall provide technical support related to the Products purchased by APPLETON under this Agreement, and using best commercially reasonable efforts will attempt to develop, as necessary, EFT, EDI and a Consignment/SUPPLIER managed inventory system (the “Services”). The parties will use best commercially reasonable efforts to implement the standard operating procedures for the SUPPLIER managed inventory system, which are attached hereto as Exhibit E. The Services shall be provided at [****] and will have a goal of reducing APPLETON’s overall manufacturing costs (provided, however, that no such reduction is guaranteed under this Agreement). SUPPLIER shall meet with a representative at each APPLETON Facility at least quarterly to determine the respective Services needs and technical needs of each APPLETON Facility.

8.0	Payment Terms.

SUPPLIER shall invoice APPLETON [****] at the mailing address as defined in writing by APPLETON. Each invoice shall include such detail as is reasonably requested by APPLETON, and shall reflect the prices referenced in Article 5.0. APPLETON shall pay all invoices to SUPPLIER by one of the following [****]:

(i)
within [****] from the applicable invoice date, through a purchasing card program; provided that SUPPLIER shall be responsible for any fees associated therewith up to a maximum of [****] percent. APPLETON will be responsible for any incremental increase over [****] percent up to a maximum of [****] percent which will be reflected by means of [****]. In the event such fees exceed [****] percent, the parties shall discuss how such excess fees are to be paid, failing an agreement the payment terms shall be those set forth hereunder in Section 8.0(ii) and the [****] will be eliminated as of the date such new payment terms are implemented; or

(ii)	within [****] days from the applicable invoice date, with a deduction of [****] percent ([****]%) from the invoice amount if either: [****].

In the event that [****], SUPPLIER and APPLETON will discuss modifications to the payment terms that are mutually acceptable to the parties.

If any payment is past due, SUPPLIER will promptly notify APPLETON in writing of such past due amount. If APPLETON does not pay such past due amount in full within [****] days of such notice, APPLETON shall pay to SUPPLIER a late charge on any such past due amount at the lesser of the rate of [****] percent ([****]%) per month and the maximum amount permitted by law.

All payments due or payable under this Agreement shall be invoiced and paid in United States dollars.

The parties agree that the terms of Side Agreement (attached as Exhibit F) will be incorporated in the present Agreement by reference. In the event of a change between the two parties that would prevent the continuation of the terms of the Side Agreement as an acceptable means of [****], APPLETON and SUPPLIER will mutually agree to work quickly to implement alternative [****].

Payment will not constitute acceptance of any defective or non-conforming Products.

In the event of any of the bankruptcy proceedings referenced in Article 19.0, the unaffected party may amend the payments terms such that any payments due or payable under this Agreement shall be payable by [****].

SUPPLIER shall have the right to file from time to time UCC financing statements under the Uniform Commercial Code with respect to the Products that SUPPLIER [****] APPLETON’s West Carrollton Facility and Appleton Facility.

9.0	Warranties.

a) SUPPLIER represents and warrants that:

i.
the Products purchased and delivered pursuant to this Agreement shall be manufactured in accordance with all applicable federal, state and local laws and regulations and that SUPPLIER’s manufacture and/or handling of the Products under this Agreement is and shall at all times, be in full compliance with all applicable governmental and legal requirements;

ii.	the Products shall be in strict compliance with the chemical and physical specifications expressly set forth in Exhibit B [****];

iii.	Products shall be of a quality such that performance of such Products on APPLETON’s equipment is materially consistent and the Products shall conform to the specifications set forth in Exhibit B;

iv.	the Products shall be free of contaminants that are within SUPPLIER’s reasonable control or are included in the Products as a result of SUPPLIER’s negligence;

v.	the Products shall be timely delivered in accordance with APPLETON’s delivery requirements as provided within this Agreement;

vi.	SUPPLIER will deliver to APPLETON good and clear title to the Products; and

vii.	SUPPLIER has obtained and maintains in full force and effect all licenses, consents, permits, approvals, authorizations and the like required to lawfully perform its obligations under this Agreement.

b)	Intellectual Property Warranty and Indemnity

(i)
SUPPLIER represents and warrants that any Product furnished pursuant to this Agreement will not infringe on any third party’s United States and foreign patents and trademarks (“Intellectual Property Rights”).

(ii)
To the extent that any claim, suit, or proceeding is brought or threatened against APPLETON by a third party alleging that any Product furnished hereunder infringes any claim of a third party’s Intellectual Property Rights, or if SUPPLIER shall determine, based on actual knowledge, that such Product could reasonably become the subject of such a claim, suit, or proceeding, then SUPPLIER, at its own expense, agrees to indemnify, defend and hold harmless APPLETON and to pay all damages and costs finally awarded against APPLETON with respect to such claim, suit or proceeding. APPLETON shall comply with the indemnification procedures set forth in Article 14.0, mutatis mutandis.

c)
In conjunction with such indemnification, SUPPLIER shall, at its sole expense, at SUPPLIER’s option and as reasonably practicable, (a) procure for APPLETON the right to continue using said Product, (b) replace the Product with non-infringing Product, or (c) modify the Product so it becomes non-infringing. The indemnification set forth in Section 9.0(b)(ii) shall not apply to the extent the claim, suit or proceeding arises from (i) the combination, operation or use of the alleged infringing Product with other products or equipment supplied by or on behalf of APPLETON where the alleged infringing Product would not itself be infringing; (ii) the use of the alleged infringing Product other than in accordance with its intended use; (iii) modifications of the alleged infringing Product where the unmodified version of the alleged infringing Product would not have been infringing but for such modifications; or (iv) any compliance with any designs, specification, processes or instructions provided by or on behalf of APPLETON (including the chemical and physical specifications set forth in Exhibit B).

d)
SUPPLIER represents and warrants that any testing or measurement data remitted by SUPPLIER to APPLETON regarding the Products shall be accurate (subject to standard variations as per the agreed testing methods) and representative of the testing or measurement performed. SUPPLIER further covenants to inform, without any delay, APPLETON of any test or measurement results or previous experience regarding the Products that leads SUPPLIER to believe that the Products are not in compliance with the chemical and physical specifications set forth in Exhibit B.

e)
APPLETON represents and warrants that:  (i) it has obtained and maintains in full force and effect all licenses, consents, permits, approvals, authorizations and the like required to lawfully perform its obligations under this Agreement; and (ii) it shall at all times, be in full compliance with all applicable governmental, and legal requirements with respect to its performance under this Agreement.

In addition to any other rights available to APPLETON under this Agreement or at law, if any Product is defective or not in conformity with the warranty provisions of this Agreement or any purchase order or production release issued hereunder, APPLETON may return the Product(s) for a [****] of the purchase price or replacement of the Product(s), at APPLETON’s option. SUPPLIER will promptly reimburse APPLETON for [****] of the Products, to SUPPLIER’s mill(s) or an alternative location indicated by SUPPLIER, and [****]. SUPPLIER shall be responsible for disposal of such non-conforming Products.

THE WARRANTIES SET FORTH IN THIS ARTICLE 9.0 ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ALL SUCH OTHER WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

10.0	Limitation of Liability.

EXCEPT WITH RESPECT TO (I) ANY AMOUNTS DUE OR PAYABLE BY APPLETON, (II) [****] AS SET FORTH IN SECTIONS 4.0(d)(1), 4.0(d)(2) AND 22.0(a)(2), AND (III) SECTION 3.0(h)  AND (IV)  SECTION 9.0(b)(ii), in no event, regardless of the form of any claim(s) or cause(s) of action (whether based in contract, negligence, strict liability, other tort or otherwise), shall SUPPLIER’s, its Affiliates’ or its and their respective equity holders’, directors’, officers’, employees’, agents’, contractors’, or subcontractors’ total and cumulative liability to APPLETON, its Affiliates or its or their equity holders, directors, officers, employees, agents, contractors or subcontractors, arising out of, or relating to, this Agreement, exceed [****].  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT THAT MAY BE TO THE CONTRARY, NEITHER PARTY NOR ITS RESPECTIVE AFFILIATES OR ITS OR THEIR RESPECTIVE EQUITY HOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUBCONTRACTORS, OR LICENSORS, SHALL BE LIABLE TO THE OTHER PARTY, ITS AFFILIATES OR ITS OR THEIR EQUITY HOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, CONTRACTORS, OR SUBCONTRACTORS, FOR CLAIMS OR CAUSES OF ACTION FOR INCIDENTAL, INDIRECT, PUNITIVE, EXEMPLARY, CONSEQUENTIAL, OR SPECIAL DAMAGES, INCLUDING DAMAGES FOR LOSS OF PROFITS, LOSS OF USE OR REVENUE, LOSS OF SAVINGS, OR LOSSES BY REASON OF COST OF CAPITAL, CONNECTED WITH, OR ARISING OR RESULTING FROM, ANY PERFORMANCE OR LACK OF PERFORMANCE UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH DAMAGES WERE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFYING PARTY, EVEN IF SUCH DAMAGES WERE FORESEEABLE OR THE PARTY SOUGHT TO BE HELD LIABLE WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND REGARDLESS OF WHETHER A CLAIM OR CAUSE OF ACTION IS BASED ON CONTRACT, NEGLIGENCE, STRICT LIABILITY, OTHER TORT OR OTHERWISE).

11.0	Product Quality.

SUPPLIER shall work with APPLETON in good faith to resolve any issues with Product quality in a timely manner, and any such Product quality issues shall be resolved in a period of no more than [****] days, unless otherwise reasonably agreed to the parties based on the nature and extent of the issues.  Time is of the essence for resolution of any Product quality issues. The parties each agree to use best commercially reasonable efforts to work together to remedy any Product quality issues. If Product quality issues are not resolved within [****] days after notice to SUPPLIER or within a timeframe otherwise agreed by the parties, APPLETON shall have the immediate right to terminate all or any part of its purchase obligation relating to the affected Product under this Agreement; provided, however, that APPLETON shall not have the right to terminate any part of its purchase obligation for a quality issue with a Product that has not been qualified.

12.0	Safety.

In connection with SUPPLIER’s activity at the APPLETON Facilities, SUPPLIER shall develop necessary and appropriate safety rules, procedures and policies (“Safety Policies”) that, at a minimum, will comply with APPLETON’s safety requirements (as set forth in Exhibit G attached hereto, and as may be reasonably amended and provided to SUPPLIER), and all local, state and federal laws. SUPPLIER’s Safety Policies shall be designed and enforced to assure compliance with such requirements. SUPPLIER shall educate its employees regarding such Safety Policies. When performing work at any of the APPLETON Facilities, SUPPLIER will take all reasonable measures to ensure that its employees perform the work in compliance with the Safety Policies.

13.0	Insurance.

Throughout the term of this Agreement, SUPPLIER, at its own expense, will maintain the following insurance coverages underwritten by insurers and on a form acceptable to APPLETON (provided, that, the form utilized by SUPPLIER in connection with the Existing Supply Agreement shall be deemed to be acceptance to APPLETON):

a)
Commercial General Liability insurance providing the customary coverages with policy limits of at least [****] dollars ($[****]) per occurrence for bodily injury and property damage combined. This insurance shall include, but not be limited to, Blanket Contractual Liability, Products and Completed Operations, Independent Contractor, Personal Injury Liability and Advertising Injury Liability coverages and name APPLETON as Additional Insured (ISO Endorsement CG 2010, commonly referred to as ‘Form B’) for claims arising from the activities of or on behalf of SUPPLIER related to this Agreement. Completed Operations shall be in force for a period of two (2) years following the completion of the work and/or services provided by SUPPLIER under this Agreement.

b)
Automobile Liability insurance applicable to all owned, non-owned, and hired vehicles operated in the course of SUPPLIER’s business activities and providing policy limits of at least [****] dollars ($[****]) per occurrence for bodily injury and property damage combined.

c)
Workers Compensation Insurance providing statutory benefits and Employers Liability coverage ([****] dollars ($[****]) Bodily Injury Each Accident, [****] dollars ($[****]) Bodily Injury by Disease-Policy Limit, and [****] dollars ($[****]) Bodily Injury by Disease-Each Employee) applicable to all employees of SUPPLIER who perform activities for or provide support for APPLETON under this Agreement.

Immediately upon entering into this Agreement, SUPPLIER will provide APPLETON with a Certificate of Insurance on an Accord form evidencing the above coverages and a copy of the policy endorsement used to add APPLETON to SUPPLIER’s Commercial General Liability policy as an Additional Insured. SUPPLIER may use a combination of primary and excess insurance to achieve the coverage limits required above.

Throughout the term of this Agreement and any Renewal Terms, SUPPLIER and APPLETON shall mutually agree on any increases in SUPPLIER’s insurance coverage following APPLETON’s reasonable request for any such increase consistent with APPLETON’s requirements for its other vendors.

14.0	Indemnification.

Each party shall indemnify, defend, and hold the other party harmless from any and all third party actions, suits, claims, judgments, penalties, damages, including losses or other expenses (including reasonable attorneys’ fees and other professionals’ fees) arising out of or relating to a breach of this Agreement by the indemnifying party (the “Claims”), except to the extent that such Claims arise from or relate to the gross negligence or willful misconduct, or breach of this Agreement by the party seeking indemnification.

In the event of any claim for indemnification under this Agreement, the party seeking indemnification (the “Claimant”) shall promptly give notice to the other party (the “Indemnifying Party”) of its claim for indemnification. In no event, however, shall any failure by the Claimant to give such prompt notice relieve the Indemnifying Party of its indemnification obligations unless the Indemnifying Party is materially prejudiced by such failure.

The Indemnifying Party will have the right at any time, by notice to the Claimant, to assume control of the defense of any third-party claim with counsel of its choice, which counsel must be reasonably acceptable to the Claimant. If the Indemnifying Party assumes control of the defense of any third-party claim: the Claimant shall (i) reasonably cooperate with the Indemnifying Party; (ii) have the right to participate in the defense at its own expense; (iii) not admit any liability with respect to, or settle, compromise or discharge, the third-party claim without the Indemnifying Party’s prior written consent; and (iv) agree to any settlement, compromise or discharge of the third-party claim which the Indemnifying Party may recommend and which releases the Claimant completely from such claim.

If the Indemnifying Party does not assume control of the defense of the third-party claim, the Indemnifying Party shall be bound by the results obtained by the Claimant with respect to the claim.

15.0	Force Majeure and Labor Disputes.

a)
Definition and Liability. Neither party will be liable to the other for any delay in delivery or failure to perform caused by a force or event beyond its control (a “Force Majeure Event”), including natural disasters, acts of war, acts of God, fire, flood, earthquakes, interruption of utilities, SUPPLIER system-wide strikes, terrorism, riots, civil disorders, armed conflict. A Force Majeure Event does not include acts of sub-suppliers (including price increases or the inability of SUPPLIER to obtain Products or materials from its normal or customary sources) or failure to comply with applicable law or to take action reasonably necessary to schedule performance in anticipation of any customs, export-import, or other government requirement of which public notice is given (except, in each case, as a result of a Force Majeure Event). If a Force Majeure Event occurs, the affected party will promptly notify the other party in writing of the nature and anticipated duration of any delay or failure resulting from such Force Majeure Event (if any) and APPLETON will be entitled to terminate any orders placed by APPLETON if the Force Majeure Event persists for more than [****] days or, in APPLETON’s reasonable opinion, based on the nature and scope of the event, is likely to immediately jeopardize APPLETON’s production of APPLETON End Products. If a Force Majeure Event occurs and SUPPLIER is unable to timely deliver any Product to APPLETON in accordance with this Agreement, then SUPPLIER will take best commercially reasonable steps to find substitute products within SUPPLIER’s manufacturing system for such order for use by APPLETON for the period of the Force Majeure Event. APPLETON will take best commercially reasonable steps to work with SUPPLIER to identify such substitute products. Such substitute products will be provided to APPLETON at the price (including all discounts) determined under Article 5.0; provided, however, that SUPPLIER shall have no obligation to provide substitute products in excess of the average amount of Products supplied by SUPPLIER to APPLETON:

i.	for a [****] month period during the immediately preceding calendar year for any Force Majeure Event that [****]; and

ii.	for a [****] day period during the immediately preceding calendar year, for any Force Majeure Event that [****].

SUPPLIER shall not be obligated to externally source substitute product during a Force Majeure Event. SUPPLIER will cooperate, at no cost to SUPPLIER, by making its personnel available to assist in APPLETON’s efforts in securing externally sourced substitute product during such event. Notwithstanding anything to the contrary contained herein, in no event shall a Force Majeure Event relieve APPLETON of any payment obligations for Products consumed by APPLETON.

b)
Labor Disputes, Bank. SUPPLIER will notify APPLETON of any actual or, to SUPPLIER’s knowledge, potential labor dispute delaying or, to SUPPLIER’s knowledge, threatening to delay the timely performance in accordance with this Agreement of any order for Products. In such an event, and at APPLETON’s request, SUPPLIER will, where commercially feasible, establish a bank of Products sufficient, in APPLETON’s reasonable opinion, to ensure APPLETON’s on-going production of APPLETON End Products.

16.0	Confidentiality.

Each party agrees (i) to not make any use of writings, data, designs, drawings, specifications or any other confidential information of the other party (including the terms and conditions of this Agreement), whether conveyed by oral, visual, written or other disclosure, furnished or disclosed to it by the other party in relation to this Agreement (individually and collectively, “Confidential Information”) and (ii) not to disclose such Confidential Information, directly or indirectly, to any third party, except as required in the performance of this Agreement where such third party has a need to know such Confidential Information. When so required, each party may disclose Confidential Information to a third party only after first obtaining a written agreement from such third party binding such third party to confidentiality restrictions substantially similar to, and in no case less stringent than, those contained in this Agreement. Each party shall limit access to Confidential Information to those employees who have a need to know to perform their respective tasks related to this Agreement and who have first been advised of such party’s obligations of confidentiality under this Agreement. Each party shall give the other party prompt notice of any unauthorized use or disclosure of any Confidential Information, to the extent such notice is not prohibited by law, and such party will use reasonable efforts to remedy any such unauthorized use or disclosure of any such Confidential Information.

The obligations with respect to the confidentiality, non-use and nondisclosure of Confidential Information set forth in this Article 16.0 shall not apply to any particular information that a party can show:  (i) was or has later become generally available to the public through no fault of such party; (ii) was obtained from a third party lawfully in possession of such information that had the legal right to disclose the information without it being subject to a continuing obligation of confidentiality; (iii) was already in such party’s possession (without an obligation of confidentiality) prior to direct or indirect disclosure pursuant to this Agreement (or any predecessor agreement between the Parties governing the confidentiality of such information) and was not generated in the course of, or in connection with, this Agreement; or (iv) was disclosed only after receipt of prior written approval from a duly authorized representative of the other party.

If a party is requested or required to disclose all or any part of any Confidential Information under a discovery request, a subpoena, or an inquiry issued by a court of competent jurisdiction or by a judicial, administrative, regulatory or governmental agency or legislative body or committee or under applicable laws or regulations, such party shall, to the extent practicable and subject to applicable laws and regulations, give prompt notice of such request or requirement to the other party and shall give such other party the opportunity to seek an appropriate confidentiality agreement, protective order or modification of any disclosure or otherwise intervene, prevent, delay or otherwise affect the response to such request or requirement, all of the foregoing at the expense of the disclosing party, and the receiving party shall use commercially reasonable efforts to cooperate in such efforts.

Each party will use at least the same degree of care with respect to its obligations of confidentiality, non-use and nondisclosure regarding Confidential Information under this Agreement as it employs with its own information of a confidential nature, but in no event less than a reasonable standard of care.

Each party’s obligations with respect to the confidentiality, non-use and nondisclosure of Confidential Information shall terminate [****] years from the expiration or earlier termination of this Agreement; provided, however, that with respect to any trade secrets, all such obligations shall survive in perpetuity

In case of breach of this Article 16.0 by a party, such party agrees that any such breach may cause irreparable damages to the non-breaching party and, accordingly, without prejudice to any rights to judicial relief or other remedies such non-breaching party may otherwise have, such non-breaching party shall be entitled to seek equitable relief, including injunctive relief, and the breaching party will not resist such application for relief on the basis that the non-breaching party has an adequate remedy at law.

Notwithstanding the foregoing, each party shall be permitted to disclose this Agreement, the terms and conditions hereof and the transactions contemplated hereby to the extent that it is legally required to do so, whether under applicable securities laws or otherwise; provided, however, that each party will use best commercially reasonable efforts to file with the Securities and Exchange Commission or any other applicable regulator or court a request for confidential treatment of the pricing and other business terms set forth in this Agreement. Each party will provide the other an opportunity to review any such legally required disclosures in advance of any such disclosure, except as prohibited by law.

17.0	Default.

In the event either party is in default in the performance of any of its material duties or obligations under this Agreement, the other party will give written notice to the defaulting party specifying the term or condition that is alleged as the basis of the default. If the defaulting party does not proceed with due diligence to cure the default or does not correct or cure the noticed default within [****] days after such notice, then this Agreement may be terminated by the non-defaulting party by giving written notice of termination to the defaulting party.

If any such termination resulting from SUPPLIER’s default puts APPLETON’s business at risk, SUPPLIER will agree to supply Products to APPLETON at prices, terms and conditions consistent with this Agreement for up to [****] years or as otherwise agreed by both parties.

18.0	Allocation.

SUPPLIER will prepare reasonable contingency plans to satisfy APPLETON’s needs for Products in the event of: (i) SUPPLIER's inability, for any reason, to supply the quantities of Products contemplated by the Agreement; or (ii) a Force Majeure Event. SUPPLIER will take reasonable steps to ensure that capacity is available to fulfill APPLETON’s needs for Products as forecasted by APPLETON pursuant to Article 4.0. In the event SUPPLIER is not able to supply the quantities of Product contemplated by the Agreement pursuant to a then-outstanding purchase order by APPLETON or available inventory through SUPPLIER’s inventory management system, SUPPLIER will recognize APPLETON as a strategic customer to be given preference over other customers in allocating available supply of Product as follows:

(a) For any allocation resulting from events other than [****], SUPPLIER will [****].

(b) For any allocation resulting from [****], SUPPLIER will [****].

Notwithstanding anything herein to the contrary, SUPPLIER shall not be obligated to supply Products during any allocation event in amounts greater than the volumes supplied to APPLETON immediately preceding the allocation event, unless such greater volume was forecasted and agreed by the parties prior to the allocation event.

19.0	Termination.

In the event a party:  (i) institutes any proceeding in bankruptcy, reorganization or for the appointment of a receiver or trustee, or any other proceeding under any law for the relief of debtors, (ii) has a petition filed against it for an adjudication in bankruptcy, reorganization or for the appointment of a receiver or trustee, or any other proceeding under any law for the relief of debtors, and in each case such petition is not dismissed within [****] days from the date it was filed, or (iii) makes an assignment for the benefit of its creditors, in each case of (i)-(iii), and such party is in material default in the performance of this Agreement, the other party may terminate this Agreement.

20.0	Notices.

Notice required or given under the terms of this Agreement shall be in writing and shall deemed to have been duly given and received upon personal delivery, overnight delivery or upon its deposit in the United States mail, first class postage prepaid and duly addressed as follows:

To SUPPLIER:	To APPLETON:
Domtar Corporation	Appleton Papers Inc.
Attn: Corporate Secretary	Attn: Chief Financial Officer
395 Blvd de Maisonneuve West	825 E. Wisconsin Avenue
Montreal, QC Canada H3A 1L6	P.O. Box 359
Appleton, WI 54912-0359
FAX: 514-848-6850	FAX: 920-991-5450
E-mail: razvan.theodoru@domtar.com	E-mail: tferree@appletonideas.com

Copies of any such notices to APPLETON shall also be sent to the APPLETON address Attn:  General Counsel.

Provided, however, that in the case of any such deposit in the United States mail, the party providing notice shall, on the date it deposits such notice in the mail, send a copy of such notice by facsimile transmission to the facsimile number, if any, designated by the other party. By notice to the other party, either party may change the name, address or facsimile number to which such other party shall send notices.

21.0	Transition.

Upon expiration or any early termination of this Agreement, except for any termination resulting from APPLETON’s material default in the performance of this Agreement, the parties will agree upon a commercially reasonable and fair transition plan, including a timetable for transition of up to [****] (the “Transition Period”). During the Transition Period, APPLETON shall have the reasonable opportunity to trial products with a third party. Following APPLETON’s trialing and qualification of any third party product, APPLETON will promptly communicate with SUPPLIER and SUPPLIER’s volume obligations and APPLETON’s purchase obligations shall be reduced in proportion to the volume of Products as they are being transitioned during this period.

22.0	Changes in Circumstances

Except as otherwise provided herein, APPLETON will depend exclusively on SUPPLIER for the supply of Products during the Agreement and any Renewal Terms, and SUPPLIER therefore agrees to provide certain assurances of guaranteed supply.

      a)    Shut Down or Closure of Relevant Assets. In the event SUPPLIER decides to shut down or close, as applicable, any Relevant Asset (other than in connection with a sale of such Relevant Asset):

(1) SUPPLIER shall notify APPLETON thereof as soon as possible, but in any event (except as otherwise agreed in writing by the parties):  (i) with respect to the [****] and [****] Paper Machine, not less than [****], or (ii) with respect to the [****], not less than [****] years, in each case of (i) and (ii) after such decision and, subject to applicable law, prior to SUPPLIER generally disclosing any such decision to third parties (other than SUPPLIER’s agents, advisors (including attorneys) and representatives); and

(2) to the extent such shut down or closure adversely affects SUPPLIER’s ability to supply the Product to APPLETON, SUPPLIER shall use best commercially reasonable efforts to locate another of its assets on which to produce the adversely affected Products or, if SUPPLIER is unable to locate such an asset, to outsource the production of the affected Products at no additional cost to APPLETON. APPLETON shall cooperate and work with SUPPLIER in good faith to perform in a timely manner all trials of any Product produced on any other SUPPLIER asset or any outsourced Product, or to transition to an alternate supplier, as the case may be. During any such trials, and until such affected Products are qualified on another SUPPLIER asset or outsourced asset, SUPPLIER shall continue to supply all Products to APPLETON. In the event SUPPLIER is unable to find another one of its assets on which to qualify and/or produce the adversely affected supply of Product or is unable to qualify and/or outsource the production of the affected Products, to the extent SUPPLIER is unable to supply to APPLETON the Product, SUPPLIER shall pay to APPLETON the liquidated damages as set forth in Article 4.01 (d)(1) and not a penalty. Such liquidated damages and APPLETON’s release from any related Volume Commitment Amount Obligation or [****] Volume Commitment, shall be APPLETON’s sole and exclusive remedies with respect to any such shut down or closure of such Relevant Asset resulting in failure by SUPPLIER to supply Products.

b)	[****].

(1) Right of First Offer. In the event SUPPLIER desires to sell the [****], SUPPLIER shall first offer to APPLETON in writing the opportunity to purchase the [****], in its entirety or with respect to any assets at the [****] that are used to produce the Products  (the “ROFO Notice”). APPLETON shall have a reasonable period of time (but in no event more than [****] days) from the date of the ROFO Notice to consider the offer contained therein and respond thereto. If APPLETON accepts such offer in writing within such period of time, then APPLETON shall have a reasonable period of time (in any event, no less than [****] days from the date of any acceptance by APPLETON) to enter into an agreement with SUPPLIER with respect to such sale of the [****] in accordance with any terms or conditions contained in the ROFO Notice. If (i) APPLETON declines to accept such offer within a reasonable period of time (but in no event more than [****] days), (ii) APPLETON fails to respond to the ROFO Notice within such reasonable period of time (but in no event more than [****] days) or (iii) APPLETON accepts such offer but the parties fail to enter into such agreement regarding the sale of the [****] within a reasonable period of time (in any event, no less than [****] days from the date of the ROFO Notice), in each case of (i)-(iii) such offer shall automatically expire and SUPPLIER shall have the right to offer to sell the [****] to a third party; provided, however, that in the event SUPPLIER engages in such a sale by means of any subsequent competitive bid process, SUPPLIER shall provide APPLETON with the opportunity to participate in such process. In the event SUPPLIER sells the [****] to a third party, SUPPLIER shall, subject to Section 25.2, assign to such third party any of SUPPLIER’s supply obligations under this Agreement as they related to the [****].

(2) Non-Closure of [****]. Notwithstanding Section 22.0(a), during the [****] period following the Effective Date, SUPPLIER:  (i) shall not shut down or close the [****]; and (ii) shall commit to use the [****] to meet its supply obligations to APPLETON under this Agreement.

c)            Confidentiality of Communications. For the avoidance of doubt, all notifications pursuant to this Article 22.0 (and any information communicated thereby) shall be deemed to be SUPPLIER’S Confidential Information and, without limitation and other provision of this Agreement, APPLETON shall comply with all applicable laws relating to any material, non-public information communicated thereby.

d)            Shut down or closure defined. For the avoidance of doubt, any shut down or closure of any of the Relevant Assets, as referenced in Section 22.0(a), shall not include a planned or temporary shut down or closure for routine maintenance purposes. SUPPLIER shall provide APPLETON with reasonable notice of any planned or unplanned temporary shut down or closure.

23.0	Domtar Corporation Guaranty

Domtar Corporation shall guarantee the continued performance of the obligations of SUPPLIER under the terms of this Agreement.

24.0	Condition Precedent to Effective Agreement

Following execution of this Agreement by the parties, this Agreement shall not become effective until the date that APPLETON has satisfied any obligations that may apply to it under federal labor law to engage in bargaining with the United Steelworkers Union (“Union”) over APPLETON’s decision to close the West Carrollton Facility in whole or in part, such decision to be made exclusively by APPLETON after any required bargaining with the Union. In the event that APPLETON has satisfied such obligations, APPLETON shall promptly notify SUPPLIER by telephone and by a written notice containing a statement setting forth such date. If any such obligations have not been satisfied by APPLETON within thirty (30) days from the date the parties execute this Agreement, this Agreement shall automatically expire and be of no force or effect; provided, however, that such thirty (30) day period may be extended in writing by the mutual agreement of parties acting in good faith and in consideration of the availability of Union representatives and progress being made with respect to such bargaining.

25.0	Miscellaneous.

25.1	Drafting.

The provisions of this Agreement, and the Exhibits referred to in this Agreement, have been prepared, reviewed, negotiated and revised by both parties and their respective attorneys, and no implication will be drawn, and no provision will be construed against any party, by virtue of the purported identity of the drafter of any portion of this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall,” and vice versa.

25.2	Assignment.

Except as otherwise provided herein, neither party may assign this Agreement (in whole or in part), without the prior written consent of the other party, such consent not to be unreasonably withheld, conditioned, delayed or denied. In addition, with respect to any assignment of this Agreement (in whole or in part) to a third party purchaser of the Relevant Assets, such third party purchaser must be willing and able (operationally and financially) to meet SUPPLIER’s related obligations under this Agreement. Each party, without the prior written consent of the other party, may assign this Agreement to: (i) a purchaser of at least a majority of the common stock of any one of the following:  Domtar A.W., Domtar Paper Company, in the case of SUPPLIER, or APPLETON, or (ii) a purchaser of a majority of the assets, measured by capacity to manufacture the Products (in the case of SUPPLIER) or APPLETON End Products (in the case of APPLETON) to which this Agreement relates; or (iii) a successor corporation by merger or corporate organization; provided, however, that in the event of any such assignment, the assignee must be willing and able (operationally and financially) to meet the assignor’s related obligations under this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Notwithstanding anything to the contrary contained herein, each party hereby consents to the other party assigning to any of its respective Affiliates the performance obligations under this Agreement; provided, that the assigning party provides a guarantee of continued performance by any such Affiliate and, in the case of SUPPLIER, provided that Domtar Corporation also provides a guaranty of continued performance by any such Affiliate. For the avoidance of doubt, nothing herein shall be construed as requiring APPLETON’s prior written consent for Domtar Corporation or any intermediate holding company of either Domtar A.W. or Domtar Paper Company to enter into any manner of transaction, including without limitation, any asset or stock sale.

The concept “financially able” for purposes of this Section 25.2 means that (a) the fair value of the property of such person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such person, (b) such person does not intend to, and does not believe that it will, incur debts or liabilities beyond such person’s ability to pay such debts and liabilities as they mature, and (c) such person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

25.3	Compliance.

SUPPLIER and APPLETON hereby confirm that as of the date of this Agreement, each party is in compliance with, and will maintain compliance with, all applicable national, federal, state and local laws and regulations.

25.4	Applicable Law.

This Agreement shall be governed by, and interpreted and enforced according to, the laws of the State of Wisconsin without regard to conflicts of laws principles. The United Nations Convention on Contracts for the International Sale of Goods (CIGS) does not apply to this Agreement. The parties submit to the jurisdiction of the appropriate state or federal courts in the State of Wisconsin, Outagamie County, United States of America.

25.5	Severability.

If any provision of this Agreement, or the application of it to any person or circumstance, shall be held to be invalid or unenforceable, the remainder of this Agreement or the application of such term, covenant, condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be affected, and each provision shall remain valid and enforceable to the fullest extent permitted by law.

25.6	Headings.

The headings in this Agreement are for convenience only and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they pertain.

25.7	Further Assurances.

The parties agree to cooperate with each other and to take such further actions as may be reasonably necessary to carry out the intent of this Agreement.

25.8	Waiver.

No delay or failure of any party to any right, power or remedy under this Agreement shall operate as a waiver of such right, power or remedy. Nor shall any single or partial exercise of any right, power or remedy by a party preclude any other or further exercise of the same or the exercise of any other right, power or remedy. Any waiver of any provision of this Agreement must be in writing and signed by the party against whom the waiver is sought to be enforced.

25.9	Entire Agreement.

This Agreement, including the Exhibits and the Side Agreement contain the entire understanding between SUPPLIER and APPLETON with respect to the subject matter of this Agreement. This Agreement supersedes all other prior agreements, oral and written, between the parties with respect to the subject matter of this Agreement. This Agreement shall not be modified or amended except by a written agreement executed by both parties. The attached exhibits are an integral part of this Agreement, all such exhibits are hereby incorporated into this Agreement by reference and all references to this Agreement shall be deemed to include all exhibits.

25.10	Counterparts.

This Agreement may be executed in any number of counterparts. Each counterpart shall be deemed an original, and all counterparts together shall constitute one and the same instrument. This Agreement may be validly exchanged and delivered by fax or email.

25.11	Survival.

The provisions of Articles 1.0, 4.0(d)(1)(2)(3), 8.0, 9.0, 10.0, 13.0, 14.0, 16.0, 20.0, 21.0,  23.0, and 25 (other than Sections 25.3, 25.7, 25.10, 25.12, and 25.16) shall survive the expiration or earlier termination of this Agreement.

25.12	Equal Opportunity.

a)
APPLETON expects and requires its contractors to refrain from engaging in unlawful discrimination. SUPPLIER shall develop necessary and appropriate Equal Employment Opportunity – Harassment Policies (“EEO Policies”) that, at a minimum, will require SUPPLIER’s employees, agents and subcontractors to comply with APPLETON’s equal employment opportunity and harassment policies that are provided to SUPPLIER and set forth in Exhibit H. SUPPLIER shall educate its employees, agents and subcontractors regarding such EEO Policies and will take all reasonable actions to ensure that its employees, agents and subcontractors abide by the EEO Policies.

b)
Because of certain contracts under which APPLETON provides goods, either to the federal government or to others who use APPLETON’s services in connection with federal government contract work, APPLETON may be covered by laws regarding affirmative action in employment. These laws require that APPLETON make certain affirmative action clauses a part of its contracts with suppliers, contractors, vendors, and subcontractors. Therefore, if applicable, the following clauses are incorporated into this Agreement by reference, as if they were set forth in their entirety.

(i)
For contracts that exceed ten thousand dollars ($10,000) or for contracts in any amount which, in the aggregate, exceed ten thousand dollars ($10,000) in any twelve (12) month period:  the Federal Equal Employment Opportunity Clause regarding minorities and females. 41 CFR 60-1.4; FAR 52.222-26.

(ii)
For contracts exceeding ten thousand dollars ($10,000):  the Federal Equal Employment Opportunity Clause regarding persons with disabilities; and the Federal Equal Employment Opportunity Clause regarding special disabled veterans and veterans of the Vietnam era. 41 CFR 60-741.5 and 41 CFR 60-250.5; FAR 52.222-35, 36.

25.13	Contingency and Capacity Planning.

SUPPLIER shall prepare detailed, written contingency plans to satisfy APPLETON’s needs for Products in the event of an emergency or unforeseen production interruption, including utility interruptions, labor shortages, and key equipment failure and field returns. Additionally, SUPPLIER will, on a best commercially reasonable efforts basis, take all necessary steps to develop contingency plans to ensure capacity is available to fulfill APPLETON’s projected needs for Products. Initial contingency and capacity plans are set forth in Exhibit I and will be further developed and modified by SUPPLIER as set forth herein.

25.14	Relationships.

The parties are, and only shall represent themselves to be, independent contractors. Neither party has authority to create any obligation on the part of the other party or to bind the other party.

25.14	Dispute Resolution Process.

Any issue, dispute or controversy arising pursuant to this Agreement (a “Dispute”) shall be settled in the following manner. Upon written request of either party, the representatives of SUPPLIER and of APPLETON shall promptly confer and exert their commercially reasonable efforts without the necessity of any formal proceeding related thereto to reach a reasonable and equitable resolution of such Dispute. If such representatives are unable to resolve such Dispute within ten (10) business days, the Dispute shall be referred to the responsible senior management of each party for resolution. Neither party shall seek any other means of resolving any Dispute arising in connection with this Agreement until both parties’ responsible senior management have had at least five (5) business days to resolve the Dispute following its referral to them.

Should the parties’ senior management be unable to resolve the Dispute as provided for under this Section 25.15, the Dispute shall be resolved exclusively through arbitration that, unless otherwise agreed to by the parties with respect to a particular Dispute, shall be governed by the following provisions. The arbitration shall be conducted pursuant to the rules of the American Arbitration Association in Chicago, Illinois. Where either party believes that the amount in dispute is ten ($10) million or greater, the arbitration shall be before a three member panel. Otherwise, the arbitration shall be before a single member panel. Where any party believes that the Dispute involves technical, quality and other issues relating to the manufacture, design, or delivery of the Products, the arbitrator shall be an individual with not less than twenty (20) years experience in the paper industry and, to the extent readily available, shall be an engineer. In the event of a three member panel, at least one member shall fulfill the foregoing qualifications. Where any party believes that the Dispute involves financial accounting or the economics of the parties under this Agreement, the arbitrator shall be a certified public accountant or certified financial analyst with not less than twenty (20) years business and/or accounting experience. In the event of a three member panel, at least one member shall fulfill the foregoing qualifications. Where any party believes that the Dispute involves both technical and economic issues, any three member panel shall include at least one member with each qualification, and a single member panel shall consist of a member with technical qualifications.

Any award shall be made within sixty (60) days of the filing of the notice of intention to arbitrate. The arbitrator(s) shall agree to comply with this schedule before accepting appointment, but such time limit may be extended by agreement of the parties or by the arbitrator(s), if necessary.

Any award of an arbitrator or arbitration panel shall be enforceable in any court having jurisdiction over the parties.

Notwithstanding anything herein to the contrary, however, while the foregoing dispute resolution process is pending, nothing herein shall bar a party from seeking and obtaining injunctive relief from a court of competent jurisdiction in accordance with applicable law against actual or threatened conduct with respect to a matter in dispute that may cause immediate or irreparable harm to such party.

25.16	Annual Senior Management Meetings.

The parties agree that representatives from their respective senior management teams will meet no less than annually during the Term of this Agreement and any Renewal Terms. Meetings locations, dates and times shall be as mutually agreed by the parties. Written agendas for such meetings will be provided in advance and shall include such topics as compliance by each party with the terms and spirit of the Agreement, general market conditions affecting the Products and Appleton End Products, and high-level strategies for improving cost and efficiency.

IN WITNESS WHEREOF, each of the parties hereto, by its duly authorized representative, has caused this Agreement to be executed as of the Effective Date of this Agreement.

DOMTAR PAPER COMPANY, LLC		APPLETON PAPERS INC.
Signature:	/s/ Razvan L. Theodoru	Signature:	/s/ Mark R. Richards
Print Name:	Razvan L. Theodoru	Print Name:	Mark R. Richards
Title:	Secretary	Title:	CEO/President

DOMTAR A.W. LLC
Signature:	/s/ Razvan L. Theodoru
Print Name:	Razvan L. Theodoru
Title:	Secretary

GUARANTY

In consideration of and to induce APPLETON to enter this Agreement, the undersigned Domtar Corporation (“Guarantor”) absolutely, unconditionally and irrevocably guarantees to APPLETON the full and prompt performance by SUPPLIER of all obligations which SUPPLIER presently or hereafter may have to APPLETON and the full and prompt payment when due of all sums presently or hereafter owing by SUPPLIER to APPLETON under this Agreement.

This shall be a continuing guaranty, and irrespective of the lack of any  notice to or consent of the Guarantor, the obligations hereunder shall not be impaired in any manner whatsoever by any (a) new agreements or obligations of SUPPLIER with or to APPLETON; amendments, extensions, modifications, renewals or waivers of default as to this Agreement or any existing or future agreements of obligations of SUPPLIER with or to APPLETON, (b) adjustments, compromises, or releases of any obligations of SUPPLIER, Guarantor, or other parties, or releases, or sales of any security of SUPPLIER, Guarantor or other parties; (c) ficticious, incorrectness, invalidity or unenforceability, for any reason, of any instrument or writing or acts of commission or omission by APPLETON or SUPPLIER: or (d) interruptions or changes in the business relations of or between APPLETON or SUPPLIER.

APPLETON need not exhaust any remedies or pursue any course against SUPPLIER, or against any security or collateral it may hold before being entitled to payment from Guarantor, all such rights, if any, being hereby expressly waived by Guarantor. Guarantor waives any and all presentment, demand, protest, notice of dishonor, notice of protest, notice of non-payment, notice of APPLETON’s acceptance hereof, and notice of default.

This guaranty shall be continuing, absolute and unconditional, and shall remain in full force and effect until all of SUPPLIER’s obligations under the Agreement have been performed.

This guaranty may not be assigned or delegated by Guarantor without the prior written consent of APPLETON. This guaranty shall inure to the benefit of APPLETON’s successors and assigns and shall be binding on Guarantor’s successors and permitted assigns.

This guaranty is limited to the performance obligations of SUPPLIER, as well as any Affiliates of SUPPLIER and/or Affiliates of Guarantor to which this Agreement is assigned.  Upon any assignment to a non-Affiliate third party as permitted under Section 25.2 of the Agreement, this guaranty shall be of no force or effect and under no circumstances whatsoever shall the Guarantor guarantee the performance of any obligations of any non-Affiliate third party under the Agreement.

All legal rights and obligations hereunder shall be determined in accordance with the laws of the State of Wisconsin.

DOMTAR CORPORATION
Signature:	/s/ Razvan L. Theodoru
Print Name:	Razvan L. Theodoru
Title:	Secretary

Exhibit A

A - 1
Products, Implementation Phase Forecasted Volumes, Lead-times, Anticipated Qualification Date

API MM #	Product Description	2012 Forecasted Tons	[****]	Producing PMs
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]*	[****]
[****]	[****]	[****]	[****]*	[****]
[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
* Phased Customer transition period to follow

"[****] indicates confidential treatment"

A-1 Continued
Products, Implementation Phase Forecasted Volumes, Lead-times, Anticipated Qualification Date

API MM #	Product Description	2013 Forecasted Tons	[****]	Producing PMs
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]*	[****]
[****]	[****]	[****]	[****]*	[****]
[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
* Phased Customer transition period to follow

Lead Times:  APPLETON will provide a delivery date in any purchase order issued by APPLETON. SUPPLIER shall be deemed to have accepted such delivery date unless SUPPLIER sends an email notice to APPLETON's Buyer within twenty-four (24) hours after receiving the purchase order. In such event, APPLETON and SUPPLIER will work to mutually agree on a revised delivery date, using best commercially reasonable efforts to identify a revised date that is as close as possible to the date initially established by APPLETON. When Products are delivered under the VMI program, SUPPLIER shall meet the inventory requirements identified in the Supplier Net Availability VMI screen in JDE.

"[****] indicates confidential treatment"

Exhibit A -2
				[****] Pricing: Ton 1 - [****] tons	[****] Pricing: Tons from [****] and Beyond
API MM #	Product Description - Thermal Basestock	Min. Run Lengths	MFG Location	Baseline pricing at start of contract	Domtar Minimum basis start with ton [****]
	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
Product Description - Carbonless Basestock
	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]

1) Baseline pricing establishes prices at start of contract and will be reference for initial cost change mechanism
2) For the first [*****] tons purchased under the Agreement, an additional rebate of $[****] per ton will be applied. [****].

3) During Term of this Agreement, an upcharge per ton may apply pursuant to Section 8.0(i) of this Agreement.
4) [****] Pricing shall be calculated by adding the amount set forth in the table above plus any price adjustments made during [****]pursuant to Section 5.0(b) of the Agreement.

*Note - basis weight is shown as [****] would be [****] and [****] **See Below

**Parties will work together on potential for [****] basestock following the transition period.

"[****] indicates confidential treatment"

Exhibit A - 3
Cost Index Mechanism

•	Reviews to be conducted [****] with changes implemented on [****]. SUPPLIER to provide documentation [****] of prices.

•	[****] written notice of changes prior to actual price changes required.

•	Minimum change of +/- $[****] per ton adjustment. If minimum change is not met, the change will be carried over to the next [****] review until satisfied.

•	Maximum change within a [****] period will not to exceed a maximum of $[****] per ton. Additional costs above this maximum will be carried over to the next [****] review until satisfied.

•	Costs will be third party auditable should APPLETON deem necessary in accordance with Section 4.0(i).

•	[****]changes will be based upon changes in the [****].

[****]

“[****] indicates confidential treatment”

Exhibit A – 4
APPLETON Facilities

Appleton WI. Plant:
Appleton Papers Inc.
825 E. Wisconsin Ave.
Appleton, WI  54912
Delivery Appointments Required – 24 hours in advance
Monday – Friday 6:00 AM – 6:00 Pm
Phone: (920) 991-8312

Appleton WI. Basestock Warehouse:
Appleton Papers Inc.
Basestock Warehouse
3000 E. Warehouse Road
Appleton WI  54915
Delivery 24 hours / 7 days per week no appointments necessary
Phone:  (920) 991-7485

West Carrollton OH Mill:
Appleton Papers Inc.
1030 W. Alex Bell Road
West Carrollton, OH  45449
Delivery 24 hours / 7 days per week no appointments necessary
Phone:  (937) 847-7200 – Guard Shack

Exhibit B

Product Specifications

[****]

Exhibit C LINES OF APPLETON END PRODUCTS
Appleton Product Lines by Region

North America (US & Canada):
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]

Rest of World:
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]

Note: basis weight = [****]

“[****] indicates confidential treatment”

EXHIBIT D

Volume Commitment Pricing Framework

	[****]	[****]	Volume Levels annualized

above [****] tons	$[****]	$[****]	[****] and up
Less than [****] tons	$[****]	$[****]	[****] - [****] tons
Less than [****] tons	$[****]	$[****]	[****] - [****] tons
Less than [****] tons	$[****]	$[****]	below [****] tons

[****]

[****]

"[****] indicates confidential treatment"

Exhibit E
Supplier Managed Inventory
Standard Operating Procedure

Objective:  The VMI program is designed to provide Domtar visibility into Appleton’s requirements and flexibility to efficiently schedule paper machines, while ensuring Appleton’s inventory requirements are fulfilled.

1.	Appleton and Domtar will determine Products to become part of the VMI program with the goal of having substantially all of the Products in the VMI program by the end of Q3 2012.

2.	Appleton will create blanket purchase orders for each Making Master number and subsequently add Products ordered against such blanket purchase orders.

3.
Appleton will maintain the Supplier Net Availability Admin screen in JDE (“Admin Screen”).  Fields within the Admin Screen include making master, part number, lead times, kanban minimum ("kmin”) and kanban maximum (“kmax”) levels.

4.
Domtar will access and review the Supplier Net Availability (VMI) screen in JDE (“VMI Screen”) to monitor and manage net availability (“Net Available”) and on-hand inventory versus kmin and kmax levels, and determine replenishment quantities by part number to maintain Net Available between such levels.    In cases where Net Available is below kmin, production runs and shipments shall be expedited to increase Net Available above kmin and prevent stock outs.

5.	If on-hand inventory is at zero or negative; Domtar will expedite shipments to meet Appleton’s inventory requirements.

6.	Domtar shall review the VMI Screen daily or as necessary to ensure Appleton’s inventory requirements are fulfilled consistent with these procedures.

7.
Domtar will enter [****] production orders in JDE and Baan/SAP planning systems using Appleton purchase order numbers entered at least two (2) weeks prior to the scheduled production date with replenishment quantities and specific ready dates.

8.
During periods where a Product is produced on more than one of Domtar’s paper machines, Domtar will promptly notify Appleton of planned and changed orders via the production planning replenishment spreadsheet or via another communication tool developed and approved by the parties.

9.
As necessary, Domtar may update orders with revised quantities through the final production date based upon input from Appleton, or changes to Appleton’s requirements based upon regular review of the VMI screen in JDE, and/or to reflect actual production quantities produced on Domtar’s paper machines.

10.	Appleton will issue blanket purchase orders no less than annually.

EXHIBIT F

SIDE AGREEMENT
BETWEEN
DOMTAR INDUSTRIES INC.
AND
APPLETON PAPERS INC.

        THIS SIDE AGREEMENT, made effective as of December 16, 2009 (the “Side Agreement”) is entered into by and between Domtar Industries Inc. (“Domtar”) and Appleton Papers Inc. (“Appleton”).

        WHEREAS, Domtar and Appleton desire to enter into a Purchasing and Supply Agreement for the year 2010, and

WHEREAS, Domtar and Appleton wish to set forth certain terms and conditions which shall be incorporated into the proposed Purchasing and Supply Agreement for 2010 as set forth below.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	[****]

2.	This Side Agreement may be executed in counterparts and each of which will be deemed an original.

3.
This Side Agreement sets forth the complete and final proposed agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous promises, statements and understandings, whether oral or written.

IN WITNESS WHEREOF, Domtar and Appleton have each caused this Side Agreement to be executed by their respective duly authorized officers or representatives on the day, month and year set forth above.

DOMTAR INDUSTRIES INC.		APPLETON PAPERS INC.
Signature:	/s/ D. J. (Doe) Maiorino	Signature:	/s/ Jeffrey J. Fletcher
Print Name:	D. J. (Doe) Maiorino	Print Name:	Jeffrey J. Fletcher
Title:	Vice President, Specialty Business	Title:	Controller
Date:	January 5, 2010	Date:	January 5, 2010

“[****] indicates confidential treatment”

Exhibit G
Safety Requirements

A. The SUPPLIER's supervisor in charge is responsible for knowing these safety rules and for enforcing compliance by their personnel. If any worker does not comply, he/she must be corrected by the SUPPLIER supervisor in charge. If the supervisor in charge fails to enforce safety, the situation will be discussed with the SUPPLIER and, if necessary, the supervisor in charge and/or the worker will be removed from the job. Failure to follow safety rules can result in a supplier and its subcontractors being permanently banned from work at APPLETON.

B. SUPPLIERS must obtain a SUPPLIER's badge prior to entering a Facility. Badges are obtained by signing the SUPPLIER's log at the guard house or reception area. Badges shall be prominently displayed above the waist and shall be worn at all times while on mill property.

C. SUPPLIER's employees will not park in APPLETON "Visitor" parking spots. Parking must be in the lot designated for SUPPLIER parking or as assigned by APPLETON contact person.

D. Possession of firearms or illegal weapons on APPLETON property is forbidden. Possession of explosives on APPLETON property without specific written permission of the APPLETON contact is forbidden.

E. Smoking is allowed only in areas specifically designated as smoking areas. Violators of smoking policy are subject to immediate dismissal. A map of approved smoking areas is posted in several places throughout the mill.

F. Removal of APPLETON company property is forbidden without specific written permission of the APPLETON contact person.

G. Engaging in unauthorized activities on APPLETON property is forbidden. Unauthorized activities include, but are not limited to the following:

•	Disorderly conduct
•	Fighting
•	Gambling
•	Theft
•	Peddling
•	Soliciting
•	Sleeping
•	Threatening, intimidating, or interfering with fellow employees or APPLETON employees
•	Horseplay
•	Deliberate destruction of APPLETON property, property of another fellow employee or APPLETON employee's property

H. Possession or use of illegal drugs or alcoholic beverages on APPLETON property is forbidden, nor is any person to report for work while under their influence.

“[****] indicates confidential treatment”

Exhibit H

Equal Employment Opportunity - Harassment

COMPANY POLICY

Number:	9-94-231
Effective Date:	04-27-1994
Revision:	07-14-2008
Approved:	Mark Richards
Kerry Arent

Subject:	Equal Employment Opportunity - Harassment

I.	INTRODUCTION:
Appleton Papers Inc. and all subsidiaries (“the Company”) is committed to creating an environment which allows employees to maximize their talents and contributions. The Company has been and will continue to be committed to providing a work environment where all employees are treated with respect. In furtherance of these objectives and the Company’s belief in the value of each individual employee, The Company is firmly committed to this Equal Employment Opportunity-Harassment Policy (the “Policy”).

II.	POLICY SCOPE:
This Policy prohibits all forms of unlawful discrimination and harassment. It further prohibits any type of inappropriate conduct that may be considered harassment, even if the conduct would not be considered illegal. This means that an employee’s inappropriate conduct may violate this Policy even if it does not violate the law. It is the responsibility of every employee to comply with and assist in the implementation of this Policy.

III.	RELATED POLICIES/PROCEDURES:

A.	CP 9-94-200, Hiring
B.	CP 1-96-300, Whistleblower Policy

IV.	QUESTIONS/CHANGES TO POLICY:

V.	POLICY:

A.	Equal Employment Opportunity

It is the Company’s objective to provide its employees with a work environment which is free from all forms of unlawful discrimination. It is therefore committed to this policy of equal employment opportunity.

All employees will be treated without unlawful regard to their race, color, creed, religion, sex, age, national origin, citizenship, veteran status, physical or mental disability and any other bases protected by applicable local, state or federal law. The Company complies with applicable state and/or local laws which, depending on state or locality, prohibit discrimination (including harassment) because of an individual’s ancestry, sexual orientation, marital status, or inclusion in any other legally protected group or category. All employees are prohibited from unlawfully discriminating against other employees on these or any other illegal bases in the terms or conditions of employment, including, but not limited to: recruitment, hiring, placement, training, transfer, promotion, demotion, recall and layoff, compensation and benefits, evaluation, discipline, and termination.

The Company expects each of its employees to refrain from engaging in unlawful discrimination against each other and against our customers, visitors (including employment applicants), vendors, contractors (including independent contractors and their employees) and similar individuals.

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B.	Harassment Prohibited

Harassment is a form of inappropriate conduct which undermines the integrity of the employment relationship and which may amount to discrimination in violation of the law. Under this Policy, harassment means any inappropriate conduct which has the purpose or effect of interfering with an employee’s job placement, performance, advancement, or any other term or condition of employment, or which has the purpose or effect of creating an intimidating, hostile or offensive work environment.

This Policy prohibits all forms of illegal harassment. This means that the Company complies with federal, state and/or local laws which, depending on state or locality, prohibit harassment because of an individual’s race, color, creed, religion, sex, age, national origin, citizenship, veteran status, physical or mental disability, sexual orientation, ancestry, marital status, or inclusion in any other legally protected group or category. Harassment on any such basis is strictly prohibited.

This Policy also prohibits any type of inappropriate conduct which the Company considers to be harassment--even if the conduct would not be considered illegal (e.g., where intimidating, hostile or offensive conduct has nothing to do with a legally protected status but is otherwise inappropriate and/or where harassment does not meet the legal definition of harassment).

C.	Forms of Harassment

Harassment can take many forms. Examples of inappropriate conduct prohibited by this Policy include, but are not limited to, those described in items 1-5, below. Additional examples of inappropriate conduct which are considered part of this Policy include, but are not limited to, those found in local policies, practices and work rules.

1.	Verbal/Oral. Inappropriate verbal or oral communication or utterance(s) including, but not limited to:

Epithets, slurs, ridicule, jokes, stories, or comments which are sexual in nature or are based on such things as an individual’s or group’s race, religion, gender, age, physical or mental disability, national origin, citizenship, sexual orientation, etc.

Inappropriate communication or utterance(s) (e.g., comments, whistles, catcalls, propositions, name calling, spreading rumors) having the purpose or effect of intimidating, threatening, insulting or otherwise offending other employees.

Any other types of inappropriate verbal or oral communication or utterance(s) that create an offensive or hostile work environment for other employees.

Inappropriate communications or utterances are prohibited by this Policy whether or not they are spoken or transmitted in some other form (e.g., voicemail, cassette player, etc.).

2.
Written/Visual. Inappropriate written or visual item(s) including, but not limited to, graffiti, notes, e-mail, cartoons, posters, signs, photographs, calendars, cards, letters, poems, documents, and any other type of inappropriate writing, picture, and the like which is offensive or unwelcome.

3.
Physical Contact/Interference. Inappropriate physical contact or interference with freedom or privacy (e.g., inappropriate touching, blocking movement – with or without physical contact, physical violence, stalking or spying, etc.).

4.	Gestures. Inappropriate gesture(s) including, but not limited to, giving unwelcome gifts, making suggestive motions, simulating inappropriate acts, etc.

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5.
Other. Any other inappropriate conduct (whether listed herein or not) which has the purpose or effect of interfering with an employee’s job placement, performance, advancement, or any other term or condition of employment, or which has the purpose or effect of creating an intimidating, hostile or offensive environment.

Inappropriate conduct such as that described in items 1-5, above, may violate this Policy whether or not it is directed at (e.g., made in the presence of) a person(s) who is a member of a legally protected category or group. Further, even conduct which is not intended to offend may violate this Policy if the conduct is inappropriate.

D.	Sexual Harassment

Sexual harassment is one form of inappropriate conduct prohibited by this Policy. It is just as unacceptable as any other type of harassment. Sexual harassment does not mean occasional compliments of a socially acceptable nature. Rather, it includes inappropriate conduct of a sexual or gender-based nature which has the purpose or effect of interfering with an employee’s job placement, performance, advancement, or any other term or condition of employment or which creates an intimidating, hostile, or offensive work environment. Sexual harassment also includes inappropriate conduct of a sexual nature when the submission to such conduct is made a term or condition of employment or is used as the basis for employment decisions.

Examples of inappropriate conduct which may constitute a violation of this Policy when sexual or gender-based in nature include, but are not limited to, the inappropriate conduct listed in the Verbal/Oral, Written/Visual, Physical Contact/Interference, Gestures and Other categories, above. Other examples include, but are not limited to, the following:

o	Implicit or explicit unwelcome sexual advances
o	Implicit or explicit requests for sexual favors
o	Repeated unwelcome expressions of sexual interest (whether implicit or explicit)
o	Other inappropriate verbal or physical conduct of a sexual nature.

As with all other types of harassment, sexual harassment is specifically prohibited by the Company, even if it does not rise to the level of illegal harassment under the law. This Policy is not meant to interfere with or discourage friendships among employees. However, employees must be sensitive to inappropriate conduct which may be considered offensive by other employees and must refrain from engaging in such conduct.

E.	Visitors, Vendors, Customers, Contractors and Similar Individuals

This Policy’s prohibitions against discrimination, harassment and retaliation (see below) also apply to inappropriate conduct engaged in by or against vendors, visitors (including job applicants), customers, contractors (including independent contractors, and their employees) and similar individuals. This means that employees may not discriminate against, harass or retaliate against such individuals. Further, visitors, vendors, customers, contractors and similar individuals are prohibited from engaging in such conduct toward the Company’s employees.

F.	Harassment/Discrimination Complaints and Resolution

All employees are entitled to make a complaint or discuss this Policy with human resources, their supervisor or any member of management if they feel that they may have been wrongfully harassed or discriminated against, if they have witnessed or heard about another being harassed or discriminated against, or if they have questions relating to the issue of harassment or discrimination. The following procedures should be used to report a violation of this Policy:

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1.
If you have witnessed or heard about inappropriate conduct or believe that you have been wrongfully harassed, discriminated against, or retaliated against, you are expected and required to immediately bring the matter to the attention of your supervisor, your local human resources representative, or any member of management. You will not be retaliated against for making such a report. See Retaliation, below.

2.
If the complaint involves your supervisor or a member of management, or if you are uncomfortable discussing the issue with any of those individuals in the first place, you should report the problem directly to your local human resources representative.

3.
If you are uncomfortable going to your local human resources representative or are unable to resolve the problem at that level, you should report the problem to your division’s director of human resources or to a director within the corporate human resources group.

4.
If you are uncomfortable going to someone in human resources, you should report the problem to the Law Department, a Mill Manager, any Vice President, or by using the Whistleblower hotline by calling within the U.S. 1-877-874-8416.

Complaints implicating this Policy will be promptly investigated and kept confidential to the extent possible consistent with the Company’s need to investigate the complaint and appropriately address the situation. Violations of this Policy will result in prompt and effective corrective action.

G.	Retaliation

Employees are prohibited from retaliating against anyone because they have made a complaint, participated or assisted in the investigation of a complaint (e.g., as a witness, by providing information, etc.), or otherwise taken any appropriate action to enforce the protections and prohibitions of this Policy or any applicable anti-discrimination law. If you believe that you or any other employee has been retaliated against in violation of this Policy you are expected and required to immediately report the situation. See Harassment/Discrimination Complaints and Resolution, above.

H.	Violation of Policy/Consequences

Any employee who violates this Policy will be subject to discipline, up to and including termination.

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Exhibit I
Contingency Planning Grid *Subject to machine trials and qualifications
			Initial			Long Term
[****]	Grade	Yr 2 Volume	[****]	[****]	[****]	[****]	[****]	[****]
Thermal	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Carbonless	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
EMS	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

“[****] indicates confidential treatment”

	PM	Trim	Est. TPD
	[****]	[****]	[****]*	Major Qualification
	[****]	[****]	[****]*
	[****]	[****]	[****]*
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
	[****]	[****]	[****]
* [****]

"[****] indicates confidential treatment"